Winthrop Realty Trust
Supplemental Operating and Financial Data
For the Period Ended September 30, 2011

WINTHROP REALTY TRUST
SUPPLEMENTAL REPORTING PACKAGE

Table of Contents

Consolidated Balance Sheets	1
Consolidated Statements of Operations and Comprehensive Income	2
Funds from Operations Analysis	4
Consolidated Statements of Cash Flows	5
Selected Balance Sheet Account Detail	7
Schedule of Capitalization, Dividends and Liquidity	8
Selected Investment Data	9
Schedule of Securities Carried at Fair Value	11
Schedule of Loan Assets	12
Net Operating Income from Consolidated Properties	14
Schedule of Interest and Dividends	15
Consolidated Properties – Selected Property Data	16
Equity Investments – Selected Property Data	18
Preferred Equity Investments – Selected Property Data	21
Consolidated Properties – Operating Summary	22
Equity Investments – Operating Summary	23
Consolidated Debt Summary	24
Equity Investments Debt Summary	25
Lease Expiration Summary	27
Reconciliation of Non-GAAP financial measures of income to net income attributable to Common Shares	28
Supplemental Definitions	29
Investor Information	30

Forward-Looking Statements - This supplemental reporting package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words "assumes," "believes," "estimates," "expects," "guidance," "intends," “plans,”  projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Winthrop Realty Trust (the “Trust”) control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effects of local economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Trust's accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Trust’s filings with the Securities and Exchange Commission. The Trust does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures - It is important to note that throughout this presentation management makes references to non-GAAP financial measures, an example of which is Funds from Operations (“FFO”). Reconciliations and definitions for these non-GAAP financial measures are provided within this document.

     WINTHROP REALTY TRUST
CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data, Unaudited)

	September 30,	June 30,	March 31,	December 31,
	2011	2011	2011	2010
ASSETS
Investments in real estate, at cost
Land	$36,495	$36,495	$36,495	$37,142
Buildings and improvements	273,118	273,964	273,071	271,357
	309,613	310,459	309,566	308,499
Less: accumulated depreciation	(42,262)	(40,168)	(38,084)	(36,232)
Investments in real estate, net	267,351	270,291	271,482	272,267
Cash and cash equivalents	66,777	51,344	21,240	45,257
Restricted cash held in escrows	4,916	9,152	30,648	8,593
Loans receivable, net	115,889	153,437	105,390	110,395
Accounts receivable, net of allowances of $ 594, $453, $378
and $262, respectively	12,380	14,110	12,534	12,402
Securities carried at fair value	6,652	7,613	14,695	33,032
Loan securities carried at fair value	5,343	5,418	14,132	11,981
Preferred equity investments	13,402	10,155	4,034	4,010
Equity investments	106,156	95,169	106,606	81,937
Other receivables, net	-	-	8,459	-
Lease intangibles, net	25,394	24,681	25,651	26,821
Deferred financing costs, net	1,184	1,346	1,479	1,158
Assets held for sale	1,491	3,702	3,710	2,275
TOTAL ASSETS	$626,935	$646,418	$620,060	$610,128

LIABILITIES
Mortgage loans payable	$185,622	$210,751	$212,155	$230,443
Series B-1 Cumulative Convertible Redeemable Preferred Shares,
$25 per share liquidation preference; 852,000 shares authorized and outstanding at September 30, 2011, June 30, 2011, March 31,
2011, and December 31, 2010	21,300	21,300	21,300	21,300
Secured financing	15,150	15,150	15,150	-
Revolving line of credit	-	-	33,875	25,450
Accounts payable and accrued liabilities	12,287	12,322	11,982	12,557
Dividends payable	5,395	5,385	4,441	4,431
Deferred income	1,550	1,016	1,206	150
Below market lease intangibles, net	2,137	2,312	2,503	2,696
Liabilities of held for sale assets	597	620	537	33
TOTAL LIABILITIES	244,038	268,856	303,149	297,060

COMMITMENTS AND CONTINGENCIES
NON-CONTROLLING REDEEMABLE PREFERRED
INTEREST
Series C Cumulative Convertible Redeemable Preferred Shares,
$25 per share liquidation preference, 144,000 shares authorized and outstanding at September 30, 2011, June 30, 2011, March 31,
2011, and December 31, 2010	3,221	3,221	3,221	3,221
Total non-controlling redeemable preferred interest	3,221	3,221	3,221	3,221
EQUITY
Winthrop Realty Trust Shareholders’ Equity:
Common Shares, $1 par, unlimited shares authorized;
32,958,778, 32,897,554, 27,088,347, and 27,030,186 issued and outstanding at September 30, 2011, June 30, 2011, March 31,
2011, and December 31, 2010, respectively	32,959	32,898	27,088	27,030
Additional paid-in capital	627,107	626,472	570,208	569,586
Accumulated distributions in excess of net income	(295,290)	(299,721)	(298,045)	(300,782)
Accumulated other comprehensive loss	-	-	-	(63)
Total Winthrop Realty Trust Shareholders’ Equity	364,776	359,649	299,251	295,771
Non-controlling interests	14,900	14,692	14,439	14,076
Total Equity	379,676	374,341	313,690	309,847
TOTAL LIABILITIES AND EQUITY	$626,935	$646,418	$620,060	$610,128

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Revenue
Rents and reimbursements	$10,840	$9,243	$33,061	$27,999
Interest, dividends and discount accretion	5,503	4,948	20,269	11,747
	16,343	14,191	53,330	39,746
Expenses
Property operating	3,536	1,812	11,567	5,579
Real estate taxes	1,107	952	3,450	2,012
Depreciation and amortization	3,185	2,378	9,978	7,050
Interest	3,546	3,809	12,123	11,126
Impairment loss on investment in real estate	3,000	-	3,000	-
General and administrative	2,893	2,300	8,175	6,123
State and local taxes	12	7	88	107
	17,279	11,258	48,381	31,997
Other income (loss)
Earnings from preferred equity investments	257	85	498	253
Equity in income (loss) of equity investments	2,820	(409)	4,340	(1,328)
Gain on sale of equity investments	207	-	207	-
Realized gain (loss) on sale of securities carried at
fair value	-	(185)	131	588
Unrealized gain (loss) on securities carried at fair value	(961)	2,490	(798)	4,280
Gain on extinguishment of debt	8,514	-	8,514	-
Unrealized gain (loss) on loan securities carried
at fair value	(75)	581	2,772	3,593
Interest and other income	472	17	1,008	94
	11,234	2,579	16,672	7,480

Income from continuing operations	10,298	5,512	21,621	15,229

Discontinued operations
Income (loss) from discontinued operations	(134)	(1,529)	2	(2,045)

Consolidated net income	10,164	3,983	21,623	13,184
Income attributable to non-controlling interest	(318)	(175)	(851)	(595)
Net income attributable to Winthrop Realty Trust	9,846	3,808	20,772	12,589
Income attributable to non-controlling redeemable
preferred interest	(59)	(59)	(176)	(230)
Net income attributable to Common Shares	$9,787	$3,749	$20,596	$12,359

Comprehensive income
Consolidated net income	$10,164	$3,983	$21,623	$13,184
Change in unrealized gain on available for
sale securities	-	-	-	2
Change in unrealized gain on interest rate
derivative	-	(20)	63	(8)
Comprehensive income	$10,164	$3,963	$21,686	$13,178

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(In thousands, except per share data, continued)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		June 30,
	2011	2010	2011	2010

Per Common Share data - Basic
Income from continuing operations	$0.30	$0.22	$0.67	$0.68
Loss from discontinued operations	-	(0.04)	-	(0.09)
Net income attributable to Winthrop Realty Trust	$0.30	$0.18	$0.67	$0.59

Per Common Share data - Diluted
Income from continuing operations	$0.30	$0.25	$0.67	$0.68
Loss from discontinued operations	-	(0.07)	-	(0.09)
Net income attributable to Winthrop Realty Trust	$0.30	$0.18	$0.67	$0.59

Basic Weighted-Average Common Shares	32,949	21,412	30,889	21,064
Diluted Weighted-Average Common Shares	32,949	21,414	30,889	21,499

WINTHROP REALTY TRUST
FUNDS FROM OPERATIONS ANALYSIS
(In thousands, except per share data)
(Unaudited)

The following presents a reconciliation of net income to funds from operations for the three and nine months ended September 30, 2011 and 2010 (in thousands, except per share amounts):

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Basic
Net income attributable to
Winthrop Realty Trust	$9,846	$3,808	$20,772	$12,589
Real estate depreciation	2,094	1,569	6,298	4,583
Amortization of capitalized leasing costs	1,092	872	3,683	2,591
Loss on sale of real estate	58	-	58	-
Real estate depreciation and amortization
of unconsolidated interests	2,996	2,245	7,635	6,646
Impairment loss on investments in real estate	3,000	1,720	3,000	2,720
Impairment loss on equity investments	-	-	3,800	-
Less: Non-controlling interest share
of depreciation and amortization	(790)	(787)	(2,371)	(2,371)
Funds from operations	18,296	9,427	42,875	26,758
Series C preferred dividends	(59)	(59)	(176)	(230)

Allocation of earnings to Series
B-1 Preferred Shares	(170)	(63)	(257)	(137)

Allocation of earnings to Series
C Preferred Shares	(82)	(53)	(176)	(242)
FFO applicable to Common Shares - Basic	$17,985	$9,252	$42,266	$26,149
Weighted-average Common Shares	32,949	21,412	30,889	21,064
FFO Per Common Share - Basic	$0.55	$0.43	$1.37	$1.24

Diluted
Funds from operations	$18,296	$9,427	$42,875	$26,758
Series C Preferred Shares Dividend	(59)	(59)	(176)	(230)
Allocation of earnings to Series
B-1 Preferred Shares (1)	(170)	(63)	(257)	(137)
Allocation of earnings to Series
C Preferred Shares	(82)	(53)	(176)	(242)
FFO applicable to Common Shares	$17,985	$9,252	$42,266	$26,149

Weighted-average Common Shares	32,949	21,412	30,889	21,064
Stock options (2)	-	2	-	2
Convertible Series C Preferred Shares (3)	-	-	-	-
Diluted weighted-average Common Shares	32,949	21,414	30,889	21,066
FFO Per Common Share - Diluted	$0.55	$0.43	$1.37	$1.24

(1)	The Trust’s Series B-1 Preferred Shares were anti-dilutive for the three and nine months ended September 30, 2011 and 2010.

(2)	The Trust’s stock options were dilutive for the three and nine months ended September 30, 2010 and anti-dilutive for the three and nine months ended September 30, 2011.

(3)	The Trust’s Series C Preferred Shares were dilutive for the three and nine months ended September 30, 2010 and anti- dilutive for the three and nine months ended September 30, 2011.

     WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Nine Months Ended
	September 30,
	2011	2010
	(unaudited)	(unaudited)
Cash flows from operating activities
Net income	$21,623	$13,184
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization (including amortization
of deferred financing costs)	6,891	5,026
Amortization of lease intangibles	3,316	2,064
Straight-lining of rental income	(937)	378
Loan discount accretion	(11,167)	(6,087)
Discount accretion received in cash	13,290	-
Earnings of preferred equity investments	(498)	(253)
Distributions of income from preferred equity investments	336	293
(Income) losses of equity investments	(4,340)	1,328
Distributions of income from equity investments	8,081	3,793
Restricted cash held in escrows	750	1,207
Gain on sale of securities carried at fair value	(131)	(588)
Unrealized loss (gain) on securities carried at fair value	798	(4,280)
Unrealized gain on loan securities carried at fair value	(2,772)	(3,593)
Tenant leasing costs	(2,448)	(2,477)
Impairment loss on assets held for sale	-	2,720
Impairment loss on investments in real estate	3,000	-
Gain on extinguishment of debt	(8,514)	-
Loss on sale of real estate held for sale	58	-
Bad debt expense (recovery)	332	(612)
Net change in interest receivable	19	(236)
Net change in accounts receivable	688	1,844
Net change in accounts payable and accrued liabilities	1,284	771
Net cash provided by operating activities	29,659	14,482

Cash flows from investing activities
Investments in real estate	(5,788)	(3,003)
Proceeds from sale of real estate held for sale	2,151	-
Investment in equity investments	(67,901)	(24,605)
Investment in preferred equity investments	(7,208)	-
Proceeds from sale of equity investments	6,000	-
Return of capital distribution from equity investments	26,432	-
Purchase of securities carried at fair value	(568)	(3,056)
Proceeds from sale of securities carried at fair value	26,281	29,565
Proceeds from sale of available for sale securities	-	205
Proceeds from payoff of loan securities	8,748	-
Restricted cash held in escrows	2,828	(2,073)
Issuance and acquisition of loans receivable	(44,512)	(83,572)
Proceeds from sale of loans receivable	-	12,876
Collection of loans receivable	43,410	14,900
Net cash used in investing activities	(10,127)	(58,763)

	(Continued on next page)

     WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, continued)

	2011	2010
	(unaudited)	(unaudited)
Cash flows from financing activities
Proceeds from mortgage loans payable	11,000	-
Principal payments of mortgage loans payable	(47,307)	(4,994)
Proceeds from revolving line of credit	27,324	25,450
Payment of revolving line of credit	(52,774)	-
Proceeds from note payable	15,150	-
Restricted cash held in escrows	99	1,482
Deferred financing costs	(611)	(165)
Contribution from non-controlling interest	300	1,037
Distribution to non-controlling interest	(327)	(240)
Issuance of Common Shares through offering	61,386	66,867
Issuance of Common Shares under Dividend Reinvestment	2,064	1,795
Dividend paid on Common Shares	(14,140)	(10,187)
Dividend paid on Series C Preferred Shares	(176)	(338)
Net cash provided by financing activities	1,988	80,707

Net increase in cash and cash equivalents	21,520	36,426
Cash and cash equivalents at beginning of period	45,257	66,493
Cash and cash equivalents at end of period	$66,777	$102,919

Supplemental Disclosure of Cash Flow Information
Interest paid	$12,588	$10,772
Taxes paid	$52	$98

Supplemental Disclosure on Non-Cash Investing and Financing Activities
Dividends accrued on Common Shares	$5,356	$4,385
Dividends accrued on Series C Preferred Shares	$39	$39
Capital expenditures accrued	$684	$1,643
Transfer from loan securities	$662	$-
Loan receivable	$(6,534)	$(10,220)
Transfer bridge loan to preferred equity investments	$(2,022)	$-
Transfer Marc Realty equity investments to loans receivable	$12,544	$-
Transfer Sealy loan receivable to equity investment	$4,650	$-
Transfer of loan assets to investments in real estate	$-	$8,188
Transfer of loan assets to invetments in lease intangibles	$-	$2,032

     WINTHROP REALTY TRUST
SELECTED BALANCE SHEET ACCOUNT DETAIL
(In thousands, Unaudited)

	September 30,	June 30,	March 31,	December 31,
	2011	2011	2011	2010
Operating Real Estate
Land	$36,495	$36,495	$36,495	$37,142
Buildings and improvements
Buildings	249,789	251,632	251,632	252,625
Building improvements	11,435	12,824	12,358	11,841
Furniture and Fixtures	1,842	827	815	815
Tenant improvements	10,052	8,681	8,266	6,076
	309,613	310,459	309,566	308,499
Accumulated depreciation and amortization	(42,262)	(40,168)	(38,084)	(36,232)
Total Operating Real Estate	$267,351	$270,291	$271,482	$272,267

Accounts Receivable
Straight-line rent receivable	$9,666	$9,438	$9,075	$8,729
Other	2,714	4,672	3,459	3,673
Total Accounts Receivable	$12,380	$14,110	$12,534	$12,402

Securities Carried at Fair Value
REIT Preferred Shares	$4,222	$4,333	$10,547	$28,547
REIT Common Shares	2,430	3,280	4,148	4,485
Total Securities Carried at Fair Value	$6,652	$7,613	$14,695	$33,032

Equity Investments
Marc Realty Portfolio (9 Properties)	$43,419	$43,735	$62,493	$62,150
Vintage Housing Holdings (25 Properties)	30,513	25,452	-	-
Sealy Ventures Properties (3 Properties)	14,382	10,798	10,444	11,904
WRT-ROIC Riverside (Retail Loan)	7,883	7,883	7,883	7,883
LW SOFI (Sofitel Hotel Loan)	6,877	6,022	-	-
RE-CDO Management	1,273	1,250	-	-
46th Street Gotham (Gotham Hotel Loan)	-	20	7,949	-
Lakeside/Eagle	9	9	17,837	-
FII Co-Invest	1,800	-	-	-
Total Equity Investments	$106,156	$95,169	$106,606	$81,937

Preferred Equity Investments
180 North Michigan (Marc Realty)	$3,999	$4,118	$4,034	$4,010
450 West 14th Street (High Line)	7,903	6,037	-	-
Vintage at Tacoma	1,500	-	-	-
Total Preferred Equity Investments	$13,402	$10,155	$4,034	$4,010

Non-Controlling Interests
Westheimer (Houston, TX)	$10,648	$10,340	$10,053	$9,780
River City / Marc Realty (Chicago, IL)	3,411	3,442	3,458	3,280
One East Erie/ Marc Realty (Chicago, IL)	461	503	497	557
1050 Corporetum / Marc Realty (Lisle, IL)	215	253	278	322
Deer Valley / Fenway (Deer Valley, AZ)	165	154	153	137
Total Non-Controlling Interests	$14,900	$14,692	$14,439	$14,076

The listing above provides detail for only certain balance sheet line items presented on Winthrop Realty Trust's Consolidated Balance Sheets as of September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010 (the "Balance Sheet"). See page 1 of this supplement for all Balance Sheet line items.

WINTHROP REALTY TRUST
SCHEDULE OF CAPITALIZATION, DIVIDENDS AND LIQUIDITY
(In thousands, except for per share data, Unaudited)

	September 30,	June 30,	March 31,	December 31,
	2011	2011	2011	2010
Debt
Mortgage loans payable	$185,622	$210,751	$212,155	$230,443
Series B-1 Preferred Shares	21,300	21,300	21,300	21,300
KeyBank line of credit	-	-	33,875	25,450
Secured financing	15,150	15,150	15,150	-
Total Debt	222,072	247,201	282,480	277,193

Non-Controlling Redeemable Preferred Interest
Series C Preferred Shares	3,221	3,221	3,221	3,221

Equity
Common Shares	364,776	359,649	299,251	295,771
Non-controlling ownership interests	14,900	14,692	14,439	14,076
Total Equity	379,676	374,341	313,690	309,847

Total Capitalization	$604,969	$624,763	$599,391	$590,261

Common Dividend Per Share

September 30,	June 30,	March 31,	December 31,
2011	2011	2011	2010
$0.1625	$0.1625	$0.1625	$0.1625

Liquidity and Credit Facility
	September 30,	June 30,	March 31,	December 31,
	2011	2011	2011	2010
Cash and cash equivalents	$66,777	$51,344	$21,240	$45,257
Securities carried at fair value	6,652	7,613	14,695	33,032
Available under line of credit	50,000	50,000	16,125	9,550
Total Liquidity and Credit Facility	$123,429	$108,957	$52,060	$87,839

     WINTHROP REALTY TRUST
SELECTED INVESTMENT DATA
September 30, 2011
(In thousands, except square footage, Unaudited)

The following pages of investment data are presented to provide additional information relating to management’s expectations on selected assets within its business segments. For more detail on these assets within this Supplement please reference Schedule of Loan Assets on pages 12-13, Consolidated Property Data on pages 16-17, and Equity Investment Property Data on pages 18-20.

Cash	Amount

Cash and cash equivalents	$66,777

REIT Securities	Cost	Fair Value

REIT Preferred shares	$2,067	$4,222
REIT Common shares	2,935	2,430

				Carrying Amount
Loan Assets, Loan Securities & Loan Equity		Stated Interest	Cost, less Principal	(before accrued			Extended
Investments, with Expected Repayment	Type	Rate	Repaid	interest)	Par Value		Maturity Date
Sofitel - Mezzanine Loan - Equity Investment (1) (3)	Hotel	Libor + 1.85%	67,610	69,475	71,530		2/1/2012
Westwood - Whole Loan	Office	11.00%	3,542	3,646	3,646		04/30/12
Magazine - Mezzanine	Multi Family	Libor + 1.23%	17,525	18,231	20,000		07/09/12
Moffet Towers - B Note (3)	Office	Libor + 6.48%	22,517	23,034	22,947		07/31/12
160 Spear - B Note	Office	9.75%	3,410	9,893	15,000	(2)	06/09/13
160 Spear - Mezzanine Loan	Office	15.00%	4,800	4,800	4,800		06/09/13
Legacy Orchard -Corporate Loan	Corporate Loan	15.00%	9,750	9,750	9,750	(2)	10/31/14
San Marbeya - Whole Loan	Multi Family	5.88%	26,596	26,487	30,602		01/01/15
Rockwell - Mezzanine Loan	Industrial	12.00%	233	253	1,494		05/01/16
29 East Madison - Mezzanine	Office	8.00%	4,019	4,019	4,000		05/31/16
500-512 Seventh Ave - B Note	Office	7.19%	9,682	9,924	11,520		07/11/16
180 North Michigan - Mezzanine Loan	Office	8.50%	2,807	2,807	2,807		12/31/16
Wellington Tower - Mezzanine Loan	Mixed use	6.79%	2,353	2,521	3,501		07/11/17
WBCMT Series 2007 Tranche L - CMBS	Hotel	Libor + 1.75%	161	68	1,130		06/09/12
2600 West Olive - Rake Bonds	Office	Libor+0.65% to 1.60%	1,500	5,275	6,364		02/28/13

(1) Amounts shown represent 100% of the investment balance at the venture level.
(2) Amount represents Borrowers Discounted Payoff Option amount .
(3) Loan repaid in full subsequent to September 30, 2011.

				Carrying Amount
Loan Assets, Loan Securities & Loan Equity Investments,		Stated Interest	Cost, less	(before accrue d		Extended
with Potential Equity Participation	Type	Rate	Principal Repaid	interest)	Par Value	Maturity Date

Riverside -B Note - 50 % Owned Equity Investment	Retail	12.00%	7,800	7,800	7,800	12/01/12

Continued on next page

     WINTHROP REALTY TRUST
SELECTED INVESTMENT DATA (Continued)
September 30, 2011
(In thousands, except square footage and cost per square foot/unit, Unaudited)

Consolidated Operating Properties	%		Square Feet/		Cost per Square
Acquired through Direct or Indirect Foreclosure	Owned	Type	Units	Cost Basis	Foot or Unit		Debt Balance
Deer Valley, AZ	97%	Office	82,000	$11,241	$137	per sf	$-	(1)
Englewood, CO (Crossroads I)	100%	Office	118,000	7,926	67	per sf	-	(1)
Englewood, CO (Crossroads II)	100%	Office	118,000	8,650	73	per sf	-	(1)
Meriden, CT (Newbury Apartments)	100%	Multi-Family	180 Units	25,254	140,300	per unit	23,875

Consolidated Operating Properties	%				Cost per Square
Acquired through Asset Purchase	Owned	Type	Square Feet	Cost Basis	Foot		Debt Balance
Atlanta, GA	100%	Retail	61,000	$4,638	$76	per sf	$-	(1)
Denton, TX	100%	Retail	46,000	2,730	59	per sf	-	(1)
Greensboro, NC	100%	Retail	47,000	3,801	81	per sf	-	(1)
Louisville , KY	100%	Retail	47,000	3,099	66	per sf	-	(1)
Memphis, TN	100%	Retail	47,000	1,397	30	per sf	-	(1)
Seabrook, TX	100%	Retail	53,000	2,012	38	per sf	-	(1)
Amherst, NY	100%	Office	200,000	19,618	98	per sf	15,794
Andover, MA	100%	Office	93,000	8,328	90	per sf	-	(1)
Chicago, IL (One East Erie / Marc Realty)	80%	Office	126,000	25,385	201	per sf	20,598
Chicago, IL (River City / Marc Realty )	60%	Office	253,000	16,259	64	per sf	8,900
Houston, TX (Westheimer)	8%	Office	614,000	69,543	113	per sf	57,443
Indianapolis, IN (Circle Tower)	100%	Office	111,000	8,204	74	per sf	4,188
Lisle, IL (550 Corporetum)	100%	Office	169,000	21,270	126	per sf	-
Lisle, IL (Arboretum)	100%	Office	67,000	6,356	95	per sf	-
Lisle, IL (1050 Corporetum / Marc Realty)	60%	Office	54,000	4,045	75	per sf	5,600
Orlando, FL	100%	Office	256,000	17,290	68	per sf	38,268
Plantation, FL	100%	Office	133,000	12,935	97	per sf	10,956
South Burlington, VT	100%	Office	56,000	3,407	61	per sf	-	(1)
Jacksonville, FL	100%	Warehouse	587,000	12,341	21	per sf	-	(1)
Churchill, PA	100%	Mixed Use	1,008,000	13,883	14	per sf	-
(1) These properties collateralize our revolving line of credit.

Equity Investment Operating Properties Acquired	%			Equity Investment
through Asset Purchase	Owned	Type	Square Feet	Carrying Amount
Marc Realty (9 Equity Investments)	Var	Office	1,407,000	$43,419
Sealy Equity Investments (3 Equity Investments)	Var	Industrial/Office	2,097,000	14,382
Vintage Housing Holdings	75%	Multi- Family	4,167 Units	30,513

Preferred Equity Investment Operating Properties	%			Equity Investment
Acquired through Asset Purchase	Owned	Type	Square Feet	Carrying Amount
450 West 14th Street	Var	Office	102,000	$7,903
180 North Michigan	70%	Office	29,000	3,999
Vintage at Tacoma	75%	Multi-Family	Under construction	1,500

WINTHROP REALTY TRUST
SCHEDULE OF SECURITIES CARRIED AT FAIR VALUE
(In thousands, Unaudited)

	September 30, 2011		June 30, 2011		March 31, 2011		December 31, 2010
	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
REIT Preferred shares	$2,067	$4,222	$2,067	$4,333	$5,646	$10,547	$15,757	$28,547
REIT Common shares	2,935	2,430	2,935	3,280	2,935	4,148	3,590	4,485
Total securities carried at fair value	$5,002	$6,652	$5,002	$7,613	$8,581	$14,695	$19,347	$33,032

Securities carried at fair value are comprised of REIT preferred shares and common shares for which the Trust has elected the fair value option.

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010

Net unrealized gain (loss)	$(1,036)	$(689)	$3,699	$2,198	$3,071
	-
Net realized gain (loss)	$-	$7	$124	$439	$(185)

The Trust uses specific identification method for calculating gain or loss on the sale of securities carried at fair value.

Net unrealized gains and losses and realized gains and losses above include amounts generated from securities carried at fair value and loan securities

WINTHROP REALTY TRUST
SCHEDULE OF LOAN ASSETS
(In thousands, Unaudited)

							Carrying
							Amount (1)
	Acquisition	Asset					September 30,			Maturity	Senior
Description	Date	Type	Location	Position		Interest Rate	2011	Par Value		Date (2)	Debt (3)
Loans Receivable
Westwood	Oct 2010	Office	Phoenix, AZ	Whole		11.00%	3,646	3,646		04/30/12	-
Magazine	Jun 2011	Multi Family	Florida	Mezzanine		Libor + 1.23%	18,249	20,000		07/09/12	120,000
Moffett Tower	Oct 2010	Office	Sunnyvale, CA	B Note		Libor + 6.48%	23,187	22,947	(4)	07/31/12	116,394
160 Spear	Jun 2009	Office	San Francisco, CA	B Note		(5)	9,977	15,000	(6)	06/09/13	35,000
160 Spear	Various	Office	San Francisco, CA	Mezzanine		15.00%	4,844	4,800		06/09/13	50,000
				Corporate
Legacy Orchard	Oct 2010	Corporate Loan	n/a	Loan		15.00%	9,750	9,750	(6)	10/31/14	-
San Marbeya	Jul 2010	Multi Family	Tempe, AZ	Whole		5.88%	26,637	30,602		01/01/15	-
Rockwell	Aug 2010	Industrial	Shirley, NY	Mezzanine		12.00%	268	1,494		05/01/16	16,870
29 East Madison	Jun 2011	Office	Chicago, IL	Mezzanine		8.00%	4,019	4,019		05/31/16	10,656
500-512 7th Ave	Jul 2010	Office	New York, NY	B Note		7.19%	9,970	11,520		07/11/16	258,516
180 N. Michigan	Various	Office	Chicago, IL	(7)		8.50%	2,807	2,807		12/31/16	17,725
Wellington Tower	Dec 2009	Mixed use	New York, NY	Mezzanine		6.79%	2,535	3,501		07/11/17	22,500
				Total Loans Receivable			$115,889	$130,086
Loan Securities Carried at Fair Value
WBCMT 2007	Dec 2009	Hotel	Various	CMBS		Libor + 1.75%	$68	$1,130		06/09/12	$1,448,516
West Olive	Dec 2009	Office	Burbank, CA	Rake Bonds		(8)	5,275	6,364		02/28/13	15,666
			Total Loan Securities Carried at Fair Value				$5,343	$7,494
Equity Investment Loan Assets
Riverside Plaza	Jun 2010	Retail	Riverside, CA	B Note	(9)	12.00%	7,883	7,800		12/01/12	54,400
Sofitel Hotel	Jun 2011	Hotel	New York, NY	Mezzanine	(9)	Libor + 1.85%	34,801	35,765	(4)	02/01/12	110,000
			Total Loan Assets of Equity Investments				$42,684	$43,565
								Continued on next page

WINTHROP REALTY TRUST
SCHEDULE OF LOAN ASSETS
(In thousands, Unaudited, Continued)

Notes to Schedule of Loan Assets

(1)	Carrying amount of loans receivable includes accrued interest of $518,000 and accretion of discount of $7,681,000 at September 30, 2011.
(2)	Maturity dates presented are after giving effect to all contractual extensions.
(3)	Senior Debt indicates debt which is secured by the underlying property which is senior to our loan.
(4)	Loan repaid in full by borrower subsequent to September 30, 2011.
(5)
The Trust holds a B note in this loan. Interest on the B note equals the difference between (i) interest on the entire outstanding loan principal balance ($73,796 at September 30, 2011) at a rate of 6.48215% per annum less (ii) interest payable on the outstanding principal balance of the A note ($35,000 at September 30, 2011) at a rate of 9.75% per annum. As a result, the effective yield on the Trust’s $3,410 cash investment is 40.8%.

(6)	Amount of Par Value is presented at the borrowers discounted payoff option (DPO) amount.
(7)	Represents tenant improvement and capital expenditure loans on our Marc Realty preferred equity investment in 180 North Michigan.
(8)	Ranges from Libor + 0.65% to Libor + 1.60%.
(9)	The loan asset carrying amount presented is at Winthrop's 50% ownership in the loan balance.

WINTHROP REALTY TRUST
NET OPERATING INCOME FROM CONSOLIDATED PROPERTIES
(In thousands)
(Unaudited)

	Three Months Ended

	September 30,	June 30,	March 31,	December 31,
	2011	2011	2011	2010
Rents and reimbursements
Minimum rent	$9,721	$9,666	$9,624	$9,046
Deferred rents (straight-line)	227	363	346	166
Recovery income	976	1,274	1,147	851
Less:
Above and below market rents	113	126	128	155
Lease concessions and abatements	(197)	(195)	(259)	(160)
Total rents and reimbursements	10,840	11,234	10,986	10,058

Rental property expenses
Property operating	3,536	3,987	4,045	3,086
Real estate taxes	1,107	1,087	1,255	520
Total rental property expenses	4,643	5,074	5,300	3,606

Net operating income (1)
from consolidated properties	$6,197	$6,160	$5,686	$6,452

(1) See definition of non-GAAP measure of Net Operating Income on page 29 of the supplemental package.

     WINTHROP REALTY TRUST
SCHEDULE OF INTEREST AND DIVIDENDS
(In thousands)
(Unaudited)

	Three Months Ended

	September 30,	June 30,	March 31,	December 31,
	2011	2011	2011	2010
Interest and Dividends by Business Segment:
Loan Assets	$5,417	$4,976	$9,214	$4,989
REIT Securities	86	118	458	392
Total Interest and Dividends	$5,503	$5,094	$9,672	$5,381

Interest and Dividends Detail:
Interest on loan assets	$3,043	$2,687	$2,710	$2,294
Accretion of loan discount	2,374	2,289	6,504	2,695
Interest and dividends on REIT securities	86	118	458	392
Total Interest and Dividends	$5,503	$5,094	$9,672	$5,381

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA
September 30, 2011
(Unaudited)

										($000's)
Description and	Year	Trust’s	Rentable	(**)	Major Tenants	Major Tenants’	($000's)	Cost per	Ownership	Debt	Debt Maturity
Location	Acquired	Ownership	Square Feet	% Leased	(Lease /Options Exp)	Sq. Feet.	Cost Basis	Sq Ft	of Land	Balance	& Int Rate
Office
					Ingram Micro Systems						10/2013
Amherst, NY (2)	2005	100%	200,000	100%	(2013/2023)	200,000	$16,745	$84	Fee	$15,794	5.65%

					PAETEC Comm.
Andover, MA	2005	100%	93,000	100%	(2022/2037)	93,000	7,247	78	Fee	(1)	(1)

Chicago, IL					The Gettys Group						03/2016
(One East Erie / Marc	2005	80%	126,000	83%	(2012/2016)	13,000	21,631	172	Fee	20,598	5.75%
Realty)					River North Surgery (2015/ n/a)	15,000

Chicago, IL					Bally Total Fitness						04/2012
(River City / Marc	2007	60%	253,000	72%	(2013/2021)	55,000	14,827	59	Fee	8,900	6.25%
Realty)					ITAV (2024/2029)	35,000
					MFS/Worldcom(2019/2023)	61,000
					United Healthcare

Deer Valley, AZ	2010	96.5%	82,000	89%	(2017/2027)	42,000	10,735	131	Fee	(1)	(1)
					Premier Research Group
					(2016/2026)	13,800
					Southwest Desert Cardiology
					(2022 / 2037)	9,200

Englewood, CO					RGN-Denver LLC
Crossroads I	2010	100%	118,000	57%	(2015/ 2025)	17,000	7,656	65	Fee	(1)	(1)

Englewood, CO					TIC Holdings
Crossroads II	2010	100%	118,000	87%	(2019 / 2044)	75,000	8,371	71	Fee	(1)	(1)

					Spectra Energy						04/2016
Houston, TX	2004	8%	614,000	100%	(2018/2028)	614,000	58,871	96	Fee	57,443	6.34%

Indianapolis, IN					No Tenants						04/2015
(Circle Tower)	1974	100%	111,000	83%	Over 10%	-	4,713	42	Fee	4,188	5.82%

					United Healthcare
Lisle, IL	2006	100%	169,000	57%	(2014/ n/a)	41,000	18,867	112	Fee	-

					ABM Janitorial
Lisle, IL	2006	100%	67,000	17%	(2012/2014)	11,000	5,049	75	Fee	-

Lisle, IL					Ryerson						03/2017
(Marc Realty)	2006	60%	54,000	100%	(2018/2028)	54,000	3,611	67	Fee	5,600	5.55%

					Siemens Real Estate, Inc.						07/2017
Orlando, FL	2004	100%	256,000	100%	(2017/2042)	256,000	14,318	56	Ground Lease	38,268	6.40%

					BellSouth						04/2018
Plantation, FL	2004	100%	133,000	100%	(2020/2035)	133,000	11,400	86	Fee	10,956	6.48%

					Fairpoint Comm.
South Burlington, VT	2005	100%	56,000	100%	(2014/2029)	56,000	2,946	53	Ground Lease	(1)	(1)

Subtotal - Office			2,450,000				206,987			161,747
										(Continued on next page)

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA (Continued)
September 30, 2011
(Unaudited)

								Cost per			Debt
Description and	Year	Trust’s	Rentable	(**)	Major Tenants	Major Tenants’	($000's)	Square	Ownership	($000's) Debt	Maturity
Location	Acquired	Ownership	Square Feet	% Leased	(Lease /Options Exp)	Sq. Feet.	Cost Basis	Foot or Unit	of Land	Balance	& Int Rate
Retail
					The Kroger Co.
Atlanta, GA	2004	100%	61,000	100%	(2016/2026)	61,000	$3,841	$63	Ground Lease	(1)	(1)

					Fitness Evolution
Denton, TX	2004	100%	46,000	64%	(2012)	29,000	2,457	53	Fee	(1)	(1)

					The Kroger Co.
Greensboro, NC	2004	100%	47,000	100%	(2017/2037)	47,000	3,148	67	Ground Lease	(1)	(1)

					The Kroger Co.
Louisville, KY	2004	100%	47,000	100%	(2015/2040)	47,000	2,630	56	Fee	(1)	(1)

					The Kroger Co.
Memphis, TN	2004	100%	47,000	100%	(2015/2040)	47,000	1,266	27	Fee	(1)	(1)

					The Kroger Co.
Seabrook, TX	2004	100%	53,000	100%	(2015/2040)	53,000	1,772	33	Fee	(1)	(1)
Subtotal Retail			301,000				15,114

Other
Warehouse
					Football Fanatics
Jacksonville, FL	2004	100%	587,000	100%	(2015/2024)	558,000	10,567	$18	Fee	(1)	(1)

Mixed Use

Churchill, PA (3)	2004	100%	1,008,000	19%	n/a	-	10,216	10	Ground Lease	-	-

Residential											02/2014
Meriden, CT	2010	100%	180 units	91%	n/a	n/a	24,467	135,900	Fee	23,875	5.83%
Subtotal - Other			1,595,000				45,250			23,875
Total Consolidated Properties			4,346,000				$267,351			$185,622

(**) Occupancy rates include all signed leases, including space undergoing tenant improvements.

Notes to Consolidated Properties - Selected Data

(1)	These properties collateralize our revolving line of credit.
(2)
The Amherst, New York office property represents two separate buildings. The ground underlying the properties is leased to us by the local development authority pursuant to a ground lease which requires no payment. Effective October 31, 2013, legal title to the ground will vest with us.

(3)
On September 30, 2011 the Trust entered into a settlement agreement with respect to the pending lawsuit regarding the Churchill, Pennsylvania property. In connection with the settlement the Trust intends to market this property for sale. Accordingly, this property will be classified as discontinued operations effective with the fourth quarter of 2011.

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – SELECTED DATA
September 30, 2011
(Unaudited)

						Major	($000's)
Description and	Year	Trust’s	Rentable	(**)	Major Tenants	Tenants’	Equity	Ownership	($000's) Debt	Debt Maturity
Location	Acquired	Ownership	Square Feet	% Leased	(Lease /Options Exp)	Sq. Feet.	Investment	of Land	Balance(1)	& Int Rate
Marc Realty Portfolio - Equity Investments

30 North Michigan,										08/2014
Chicago, IL	2005	50%	221,000	88%	No tenants over 10%	-	12,045	Fee	12,819	5.99%

223 West Jackson,										06/2012
Chicago, IL	2005	50%	168,000	67%	No tenants over 10%	-	7,880	Fee	7,469	6.92%

4415 West Harrison,
Hillside, IL (High Point)					North American Medical					12/2015
	2005	50%	192,000	57%	Mgmt (2015/2020)	20,400	6,198	Fee	4,546	5.62%

2000-60 Algonquin,					Familia Development					02/2013
Shaumburg, IL (Salt Creek)	2005	50%	101,000	63%	(2015/2020)	10,300	2,266	Fee	(2)	Libor + 2.75%

1701 E. Woodfield,										09/2015
Shaumburg, IL	2005	50%	175,000	87%	No tenants over 10%	-	3,977	Fee	5,664	Libor + 3% (3)

2720 River Rd,										10/2012
Des Plains, IL	2005	50%	108,000	84%	No tenants over 10%	-	4,023	Fee	2,471	6.095%

3701 Algonquin, Rolling					ISACA					02/2013
Meadows IL	2005	50%	193,000	80%	(2018/2024)	29,600	2,694	Fee	9,980	Libor + 2.75%
					Relational Funding
					(2013/ n/a)	27,400

2205-55 Enterprise,					Consumer Portfolio					02/2013
Westchester, IL	2005	50%	130,000	87%	(2014/2019)	18,900	2,730	Fee	(2)	Libor + 2.75%

900-910 Skokie,
Northbrook, IL					MIT Financial Group					07/2016
(Ridgebrook)	2005	50%	119,000	85%	(2016/ n/a)	12,600	1,606	Fee	5,377	Libor + 2.75%

Subtotal - Marc Realty Portfolio			1,407,000				43,419		59,715

Sealy Venture Portfolio - Equity Investments

Atlanta, GA (5)					Original Mattress					09/2015
(Northwest Atlanta)	2006	60%	472,000	77%	(2020/2025)	57,000	8,651	Fee	14,000	Libor +5.35% (4)

Atlanta, GA (6)										11/2016
(Newmarket)	2008	68%	470,000	52%	No tenants over 10%	-	3,932	Fee	37,000	6.12%

Nashville, TN (7)										05/2012
(Airpark)	2007	50%	1,155,000	82%	No tenants over 10%	-	1,799	Fee	74,000	5.77%

Subtotal - Sealy Venture Portfolio			2,097,000				14,382		125,000
								(Continued on Next Page)

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - SELECTED DATA (Continued)
September 30, 2011
(Unaudited)

						($000's)
		Year	Trust’s		(**)	Equity	Ownership	($000's) Debt		Debt
Description and Location		Acquired	Ownership	Units	% Leased	Investment	of Land	Balance(1)	Int Rate	Maturity
Vintage Housing Portfolio

Vintage at Bend	Bend, OR	2011	(8)	106	94%		Fee	5,568	SIFMA + 1.21%	12/15/36

Bouquet Canyon Seniors	Santa Clarita, CA	2011	(8)	264	96%		Fee	11,450	8.180%	07/01/28

Vintage at Bremerton	Bremerton, WA	2011	(8)	143	95%		Fee	6,097	SIFMA + 1.44%	03/15/33

Vintage at Burien	Burien, WA	2011	(8)	101	99%		Ground Lease	6,900	SIFMA + 1.40%	01/15/38

Vintage at Chehalis	Chehalis, WA	2011	(8)	150	94%		Fee	8,084	6.250%	06/15/40

Elk Creek Apartments	Sequim, WA	2011	(8)	138	96%		Fee	7,411	6.180%	11/01/39

Vintage at Everett	Everett, WA	2011	(8)	259	95%		Fee	16,677	SIFMA + 1.41%	01/15/38

Falls Creek Apartments	Couer d' Alene, ID	2011	(8)	170	94%		Fee	8,404	6.030%	12/01/40

Forest Creek Apartments	Spokane, WA	2011	(8)	252	94%		Fee	13,445	SIFMA + 1.58%	06/15/40

Hamilton Place Seniors	Bellingham, WA	2011	(8)	94	98%		Fee	3,767	SIFMA + 1.49%	07/01/33

Heritage Place Apartments	St. Ann, MO	2011	(8)	113	94%		Fee	2,353	8.370%	07/19/15

Holly Village Apartments	Everett, WA	2011	(8)	149	99%		Fee	7,214	SIFMA + 1.31%	07/31/32

Larkin Place Apartments	Bellingham, WA	2011	(8)	101	98%		Fee	4,885	SIFMA + 1.47%	07/01/33

Vintage at Mt. Vernon	Mt. Vernon, WA	2011	(8)	154	95%		Fee	8,671	SIFMA + 1.39%	01/15/37

Vintage at Napa	Napa, CA	2011	(8)	115	99%		Fee	6,198	SIFMA + 1.08%	06/01/34

Vintage at Richland	Richland, WA	2011	(8)	150	97%		Fee	7,315	SIFMA + 1.81%	01/15/38

Rosecreek Senior Living	Arlington, WA	2011	(8)	100	94%		Fee	3,391	SIFMA + 1.88%	12/31/37

Vintage at Sequim	Sequim, WA	2011	(8)	118	97%		Fee	6,396	SIFMA + 1.35%	03/01/38

Silver Creek Apartments	Pasco, WA	2011	(8)	242	94%		Fee	13,120	SIFMA + 1.59%	01/01/18

Vintage at Silverdale	Silverdale, WA	2011	(8)	240	97%		Fee	14,703	8.600%	09/15/39

Vintage at Spokane	Spokane, WA	2011	(8)	287	95%		Fee	16,165	SIFMA + 1.53%	08/15/40

Seven Hills/ St Rose	Henderson, NV	2011	(8)	244	99%		Fee	13,995	SIFMA + 0.23%	10/15/35

Twin Ponds Apartments	Arlington, WA	2011	(8)	134	96%		Fee	6,938	SIFMA + 0.24%	01/01/38

Vintage at Vancouver	Vancouver, WA	2011	(8)	154	95%		Fee	8,494	SIFMA + 1.67%	01/01/35

Vista Sonoma Seniors Apts	Santa Rosa, CA	2011	(8)	189	95%		Fee	10,365	7.050%	01/01/32
Subtotal - Vintage Housing Portfolio				4,167	units	30,513	(8)	218,006
							(Continued on Next Page)

Fixed interest rate and spreads listed above includes certain contractual fees associated with the debt.

SIFMA = Securities Industry and Financial Markets Association Municipal Swap Index

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - SELECTED DATA (Continued)
September 30, 2011
(Unaudited)

				($000's)
Description and	Year	Trust’s	Rentable	Equity	($000's) Debt
Location	Acquired	Ownership	Square Feet	Investment	Balance (1)
Operating Property Equity Investments
Marc Realty Portfolio (from Page 18)	see above		1,047,000	$43,419	$59,715

Sealy Portfolio (from Page 18)	see above		2,097,000	14,382	125,000

Vintage Portfolio (from page 19)	see above		4,167 units	30,513	218,006

Total Operating Property Equity Investments				88,314	402,721

Loan Asset Equity Investments
WRT-ROIC Riverside LLC	2010	50%		7,883

WRT -ROIC Lakeside Eagle LLC (9)	2011	50%		9

LW SOFI (10)	2011	50%		6,877

FII Co-Invest LLC (11)	2011	28%		1,800

Other Equity Investment
RE CDO Management (12)	2011	50%		1,273

Total Equity Investments				$106,156

(**) Occupancy rates include all signed leases including space undergoing tenant improvements

Notes to Equity Investments - Selected Data

(1)	Debt balance shown represents 100% of the debt encumbering the properties.
(2)	Both the 2000-60 Algonquin and 2205-55 Enterprise Road Marc Realty properties are cross collateralized by a mortgage of $11,389 which is included in total debt balance.
(3)	An interest rate swap agreement with a notional amount of $5,664 effectively converts the interest rate to a fixed rate of 4.78%
(4)	An interest rate cap was purchased that caps Libor at 1%.
(5)	Equity investment in Sealy Northwest Atlanta consists of 12 flex/office properties.
(6)	Equity investment in Sealy Newmarket consists of six flex/office campus style properties.
(7)	Equity investment in Sealy Airpark consists of 13 light distribution and service center properties.
(8)
Vintage equity investment represents a single equity investment, a 75% interest in Vintage Housing Holdings LLC, an entity which owns certain receivables and general partnership interests. The investment basis is not specifically allocated amoung the various lower tier partnerships.

(9)	In May 2011 the Trust received repayments on its two non-performing first mortgage loans acquired on March 22, 2011 which the Trust owned through its Lakeside Eagle LLC joint venture.
(10)
On June 2, 2011, the Trust entered into a 50/50 joint venture and on June 3rd the joint venture purchased 100% of the economic rights and obligations in a $71,530,000 mezzanine loan collateralized by an interest in the Sofitel hotel in New York City. The loan was repaid in full by borrower subsequent to September 30, 2011.

(11)
On July 19, 2011, the Trust invested $1,800,000 in a new joint venture which it owns 28% LLC interest, through which it owns a 1.423% ownership interest in Broadway Partners Real Estate Company II, L.P. a private equity fund.

(12)	On June 29, 2011, the Trust entered into a new 50/50 joint venture and purchased certain collateral management agreements and subordinated interests related to two collateralized debt obligations.

WINTHROP REALTY TRUST
PREFERRED EQUITY INVESTMENTS – SELECTED DATA
September 30, 2011
(Unaudited)

						Major Tenants	Major	($000's)			Debt
Description and	Year	Trust’s	Rentable	(**)		(Lease /	Tenants'	Equity	Ownership	($000's) Debt	Maturity
Location	Acquired	Ownership	Square Feet	% Leased		Options Exp)	Sq Footage	Investment	of Land	Balance (1)	& Int Rate

Preferred Equity Investmens

450 West 14th Street						Access Industries					Libor+
New York, NY (High Line)	2011	var	102,000	73	% (3)	(2021 / 2031)	13,800	$7,903	Fee	$47,799	2.5$
						Alice + Olivia
						(2021 / 2026)	21,900
						Fast Retailing USA, Inc.
						(2027 / 2037)	23,400

180 North Michigan											Libor+
Chicago, IL (Marc Realty)	2008	70%	229,000	85%		No tenants over 10%		3,999	Fee	17,725	1.5% (2)

Vintage at Tacoma			Under
Tacoma, Washington	2011	75%	Construction					1,500

								$13,402

(**) Occupancy rates include all signed leases including space undergoing tenant improvements

Notes to Preferred Equity Investments - Selected Data

(1)	Debt balance shown represents 100% of the debt encumbering the properties.
(2)	An interest rate swap agreement with a notional amount of $17,725 effectively converts the interest rate to a fixed rate of 4.55%.
(3)	Building under construction and approximately 73% pre-leased.

     WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES – OPERATING SUMMARY
Nine Months Ended September 30, 2011
(In thousands, except for Square Footage, Unaudited)

												WRT's share
												Net Income /
											(Income)Loss	(Loss) from
				Rents and			Net				Attributable to	Consolidated
	%	Number of		Reimburse -	Operating	Real Estate	Operating	Interest	Impair-	Depreciation &	Non-controlling	Properties
Description	Owned	Properties	Square Footage	ments	Expenses	Taxes	Income (1)	Expense	ment	Amortization	Interest	(1)
100% Owned Consolidated Properties

Retail	100.0%	6	301,000	$1,030	$23	$38	$969	$-	$-	$285	$-	$684
Office	100.0%	10	1,321,000	12,570	3,457	1,109	8,004	4,276	-	4,190	-	(462)
Other	100.0%	2	1,595,000	5,225	4,886	983	(644)	1,164	3,000	1,424	-	(6,232)
		18	3,217,000	18,825	8,366	2,130	8,329	5,440	3,000	5,899	-	(6,010)
Partially Owned Consolidated Properties
Chicago, IL
(One East Erie/Marc
Realty)	80.0%	1	126,000	3,782	992	580	2,210	912	-	632	133	533
Chicago, IL
(River City/Marc
Realty)	60.0%	1	253,000	2,830	1,605	482	743	463	-	627	(139)	(208)
Houston, TX
(Multiple LP's)	8.0%	1	614,000	5,900	12	-	5,888	2,782	-	2,094	868	144
Lisle, IL
(Marc Realty)	60.0%	1	54,000	643	235	72	336	244	-	113	(9)	(12)
Phoenix, Arizona
(Deer Valley / Fenway)	96.5%	1	82,000	1,081	357	186	538	-	-	613	(2)	(73)
		5	1,129,000	14,236	3,201	1,320	9,715	4,401	-	4,079	851	384
KeyBank mortgage loan
interest expense (2)		-	-	-	-	-	-	165	-	-	-	(165)
Total Consolidated Properties		23	4,346,000	$33,061	$11,567	$3,450	$18,044	$10,006	$3,000	$9,978	$851	$(5,791)
Series B-1 Preferred interest expense (3)								1,172
Other								945
Total								$12,123

(1) See definition of Net Operating Income and Net Income / (Loss) from Consolidated Properties on page 29 of the supplemental package.

(2) Represents interest expense on a mortgage loan made by KeyBank collateralized by our various properties.

(3) Represents interest expense (dividends) on our Series B-1 Preferred Shares treated as debt for GAAP purposes.

     WINTHROP REALTY TRUST
EQUITY INVESTMENTS – OPERATING SUMMARY
Nine Months Ended September 30, 2011
(In thousands, except for Square Footage, Unaudited)

											WRT' S Share
										Net Income /	of Net Income /
						Net		Other		(Loss) from	(Loss) from
	Number of		Total	Operating	Real Estate	Operating	Interest	Income	Deprec &	Equity Invest-	Equity
Venture	Properties	Square Footage	Revenue	Expenses	Taxes	Income (2)	Expense	(Expense)	Amort	ments	Investments

Marc Realty Portfolio (3)	9	1,407,000	25,253	11,548	3,744	9,961	2,977	(179)	7,029	(224)	(114)

Sealy Venture Portfolio	3	2,097,000	10,956	2,777	1,203	6,976	8,168	9,129	4,696	3,241	1,878

Vintage Portfolio (4)	25	4,167 units	5,986	2,424	90	3,472	788	(906)	3,161	(1,383)	424

Total Equity
Investment Properties	37	3,504,000	$42,195	$16,749	$5,037	$20,409	$11,933	$8,044	$14,886	$1,634	2,188

Amortization of Marc Realty Portfolio basis differential (1)											(205)
Other-than-temporary impairment - Sealy Portfolio											(3,800)
WRT -ROIC Riverside - Winthrop's share of net income from equity investment											702
WRT -ROIC Lakeside Eagle-Winthrop's share of net loss from equity investment											666
WRT -ROIC 46th Street Gotham-Winthrop's share of net loss from equity investment											621
LW SOFI - Winthrop's share of net income from equity investment											1,117
RE CDO Management - Winthrop's share of net income from equity investment											23
CDH CDO - Winthrop's share of net income from equity investment											307
Concord Debt Holdings - Winthrop's share of net income from equity investment											2,721
Equity in loss of equity investments											$4,340

(1) This amount represents the aggregate difference between the Trust’s historical cost basis and the basis reflected at the equity investment level, which is typically amortized over the life of the related assets and liabilities. The basis differentials are the result of other-than-temporary impairments at the investment level and a reallocation of equity at the venture level as a result of the restructuring.

(2) See definition of Net Operating Income on page 29 of the supplemental package.

(3) Operating results reflect 12 properties results through May 31, 2011 and 9 properties from June 1, 2011 through September 30, 2011.

(4) Operating results reflect 25 properties' results for the periodJuly 1, 2011 to August 31, 2011

     WINTHROP REALTY TRUST
CONSOLIDATED DEBT SUMMARY
(In thousands, Unaudited)

						Weighted
	Principal		Remaining		Amount	Average
	Outstanding		2011	Maturity	Due at	Maturity
Description	September 30, 2011	Coupon	Repayment	Date	Maturity	(in years)
Fixed rate debt
Secured fixed rate mortgage loans payable
Chicago, IL / River City	$8,900	6.250%	$-	04/2012	$8,900	0.02
Amherst, NY	15,794	5.650%	112	10/2013	14,822	0.17
Meriden, CT / Newbury	23,875	5.830%	-	02/2014	23,875	0.30
Indianapolis, IN / Circle Tower	4,188	5.820%	19	04/2015	3,888	0.08
Chicago, IL / Ontario	20,598	5.750%	77	03/2016	19,073	0.49
Houston, TX - Note 1	25,000	5.220%	-	04/2016	25,000	0.61
Houston, TX - Note 2	8,800	6.000%	-	04/2016	8,800	0.21
Houston, TX - Note 3	23,643	7.500%	-	04/2016	-
Lisle, IL / 1050 Corporetum	5,600	5.550%	-	03/2017	5,600	0.16
Orlando, FL	38,268	6.400%	136	07/2017	34,567	1.19
Plantation, FL	10,956	6.483%	29	04/2018	10,046	0.38
Total secured fixed rate mortgage loans payable	185,622	6.112%	373		154,571	4.20

Other fixed rate secured financing
San Marbeya Participation A note payable	15,150	4.850%	-	01/2015	15,150
Total Fixed Rate Debt/ Wtd Avg	200,772		373		169,721	3.26
Floating rate debt
KeyBank Revolving Line of Credit (Libor + 3%)	-	3.240%	-	03/2014	-

Total Consolidated Debt/Wtd Avg	$200,772		$373		$169,721	4.13

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - DEBT SUMMARY
(In thousands, Unaudited)

	Gross Principal	WRT Share		WRT Share		WRT Share	Weighted
	Principal	Principal		Remaining		Amount	Average
	Outstanding	Outstanding		2011	Maturity	Due at	Maturity
Description	September 30, 2011	September 30, 2011	Coupon	Repayment	Date	Maturity	(in years)

Fixed rate debt

Sealy:
Airpark, Nashville, TN	74,000	37,000	5.77%	-	05/01/12	37,000
Newmarket, Atlanta, GA	37,000	25,160	6.12%	-	11/01/16	25,160

Marc Realty:
223 West Jackson, Chicago, IL	7,469	3,735	6.92%	111	06/01/12	3,554
2720 River Road, Des Plains, IL	2,471	1,236	6.10%	37	10/01/12	1,165
30 North Michigan, Chicago, IL	12,819	6,410	5.99%	94	08/01/14	5,822
4415 West Harrision, Hillside, IL (High Point)	4,546	2,273	5.62%	22	12/01/15	1,638

Vintage Housing:
Bouquet Canyon Seniors	11,450	8,588	8.18%	57	07/01/28	1,781
Vintage at Chehalis	8,084	6,063	4.66%	25	06/15/40	1,607
Elk Creek Apartments	7,412	5,559	6.18%	11	11/01/39	2,931
Falls Creek Apartments	8,404	6,303	6.03%	14	12/01/40	3,207
Heritage Place Apartments	2,353	1,765	8.37%	4	07/19/15	1,239
Vintage at Mt. Vernon	8,671	6,503	5.07%	28	01/15/37	2,251
Vintage at Silverdale	14,703	11,027	5.70%	50	09/15/39	753
Vista Sonoma Seniors Apts	10,365	7,773	7.05%	46	01/01/32	57

Total Fixed Rate Debt/ Wtd Avg	$209,747	$129,395	6.09%	$499		$88,165	11.4

						Continued on next page

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - DEBT SUMMARY (Continued)
(In thousands, Unaudited)

	Gross Principal	WRT Share		WRT Share		WRT Share	Weighted
	Principal	Principal		Remaining		Amount	Average
	Outstanding	Outstanding		2011	Maturity	Due at	Maturity
Description	September 30, 2011	September 30, 2011	Coupon	Repayment	Date	Maturity	(in years)
Floating rate debt
Sealy: (1)
Northwest Atlanta, Atlanta, GA	14,000	8,400	5.59%	-	09/01/15	8,400

Marc Realty: (1)
900-910 Skokie, Northbrook, IL (Libor +2%) (2)	5,377	2,689	2.24%	2,664	07/01/16	-
2000-60 Algonquin, Shaumburg, IL (3)	11,389	5,670			02/01/13
2205-55 Enterprise, Westchester, IL (3) (4)			4.25%	109	02/01/13	5,489
3701 Algonquin, Rolling Meadows, IL (Libor + 2.75%) (4)	9,980	4,990	4.25%	130	02/01/13	4,759
1701 East Woodfield, Shaumburg, IL (Libor + 3%) (5)	5,664	2,832	4.78%	46	09/01/15	2,564

Vintage Housing: (6) (7)
Vintage at Bend	5,568	4,176	1.37%	18	12/15/36	343
Vintage at Bremerton	6,098	4,573	1.60%	31	03/15/33	-
Vintage at Burien	6,900	5,175	1.56%	28	01/15/38	-
Vintage at Everett	16,677	12,508	1.57%	60	01/15/38	984
Forest Creek Apartments	13,445	10,084	1.74%	33	06/15/40	-
Hamilton Place Seniors	3,767	2,825	1.65%	-	07/01/33	-
Holly Village Apartments	7,214	5,411	1.47%	37	07/31/32	-
Larkin Place Apartments	4,885	3,663	1.63%	-	07/01/33	956
Vintage at Napa	6,198	4,649	1.24%	32	06/01/34	-
Vintage at Richland	7,315	5,487	1.97%	25	01/15/38	505
Rosecreek Senior Living	3,391	2,543	2.04%	13	12/31/37	2,244
Vintage at Sequim	6,396	4,797	1.51%	18	03/01/38	1,467
Silver Creek Apartments	13,120	9,840	1.75%	45	01/01/18	3,782
Vintage at Spokane	16,165	12,124	1.53%	34	08/15/40	-
Seven Hills/ St Rose	13,995	10,496	1.67%	60	10/15/35	464
Twin Ponds Apartments	6,938	5,203	0.39%	26	01/01/38	-
Vintage at Vancouver	8,494	6,370	0.40%	-	01/01/35	2,387
Total Floating Rate Debt/ Wtd Avg	$192,976	$134,505	2.05%	$3,409		$34,344	19.9
Total Joint Venture Debt/Wtd Avg	$402,723	$262,498	4.03%	$3,908		114,109	15.7

(1) Libor rate for the quarter used to determine coupon on floating rate debt at September 30, 2011 was 0.24%.
(2) In July 2011 the loan balance was refinanced to $5,400 bearing interest at Libor + 2.75% and maturing in July 2016.
(3) Both the 2000-60 Algonquin and 2205-55 Enterprise properties are cross collateralized by the mortgage and bear interest at a rate of Libor + 2.75%.
(4) These loans provide for an interest rate floor of 4.25%.
(5) An interest rate swap agreement effectively converts the interest rate to a fixed rate of 4.78%
(6) SIFMA rate for the quarter used to determine coupon on floating rate debt at September 30, 2011 was 0.16%.
(7) Winthrop's (WRT) share is based on effective ownership of Vintage investment of approximately 75%.

WINTHROP REALTY TRUST
Consolidated Properties Lease Expirations Summary
(Unaudited)

		Multi-Tenant	Single-Tenant
	Year	Properties	Properties	Totals

Rental Revenue	2011	$1,131,000	$-
Square Feet Expiring		77,700	-

Rental Revenue	2012	$2,347,000	$-
Square Feet Expiring		151,700	-

Rental Revenue	2013	$2,285,000	$2,016,000
Square Feet Expiring		183,300	200,000

Rental Revenue	2014	$1,712,000	$800,000
Square Feet Expiring		98,000	56,000

Rental Revenue	2015	$1,387,000	$1,348,000
Square Feet Expiring		71,500	706,000

Rental Revenue	2016 & Thereafter	$4,906,000	$15,008,000
Square Feet Expiring		262,700	1,285,000

Rental Revenue	TOTALS	$13,768,000	$19,172,000	$32,940,000
Square Feet Expiring		844,900	2,247,000	3,091,900

Weighted Average Base Rent
Per Square Foot Expiring		$16.30	$8.53	$10.65

(1) Schedule above does not include month-to-month tenants
(2) Schedule above does not include multi-family properties which generally have one-year lease terms
(3) Rental revenue reflects base rent less concessions and abatements or base rent to be billed to our existing tenants in 2011

WINTHROP REALTY TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES OF INCOME TO NET INCOME ATTRIBUTABLE TO COMMON SHARES
(In thousands)

	Three	Three	Three	Three	Three
	Months	Months	Months	Months	Months
	Ended	Ended	Ended	Ended	Ended
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
	2011	2011	2011	2010	2010

NOI from consolidated properties (1), (4)	$6,197	$6,160	$5,686	$6,452	$6,479

Less:
Interest expense	(2,891)	(3,296)	(3,819)	(3,597)	(3,196)
Depreciation and amortization	(3,185)	(3,312)	(3,481)	(2,916)	(2,379)
Income attributable to non-controlling interest	(318)	(329)	(204)	(293)	(175)

WRT share of income (loss) from consolidated properties (2), (4)	(197)	(777)	(1,818)	(354)	729

Equity in loss of equity investments (3)	2,820	2,875	(1,355)	(679)	(409)

Add:
Earnings from preferred equity investments	257	158	83	85	85
Interest and dividend income	5,503	5,094	9,672	5,381	4,948
Gain on Extinguishment of debt	8,514	-	-	-
Unrealized gain on loan securities carried at fair value	-	34	2,813	780	581
Unrealized gain on securities carried at fair value	-	-	886	1,418	2,490
Gain on loan securities carried at fair value	-	7	124	469
Gain on sale of equity investment	207	443	93	45	17
Interest and other income	472	90	47	163	-

Less:
Series B-1 Preferred interest expense	(391)	(391)	(391)	(391)	(390)
General and administrative	(2,893)	(2,758)	(2,524)	(2,711)	(2,300)
State and local tax expense	(12)	(48)	(29)	(27)	(7)
Unrealized loss on securities carried at fair value	(961)	(723)	-	-	-
Loss on sale of securities carried at fair value	-	-	-	(30)	(185)
Interest expense - other	(264)	(276)	(403)	(261)	(223)
Series C Preferred interest	(59)	(58)	(59)	(58)	(59)
Impairment loss on investment in real estate	(3,000)	-	-	-	(1,528)
Unrealized loss on loan securities carried at fair value	(75)	-	-	-	-
Loss on discontinued operations	(134)	-	-	-	-

Net income attributable to Common Shares	$9,787	$3,670	$7,139	$3,830	$3,749

(1) See additional NOI detail on Page 14 of the supplemental package.
 (2) See detail for the nine months ended September 30, 2011 on Page 22 of the supplemental package.
(3) See detail for the nine months ended September 30, 2011 on Page 23 of the supplemental package.
(4) See definitions for non-GAAP measures on page 29 of the supplemental package.

WINTHROP REALTY TRUST INVESTOR INFORMATION

Funds From Operations FFO -  The NAREIT Board of Governors defines FFO as Generally Accepted Accounting Principles (“GAAP”) net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, depreciation and amortization expense from real estate assets, extraordinary items and other specified non-cash items, including the pro rata share of such adjustments of unconsolidated subsidiaries.  FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements.  FFO should not be considered as an alternative to net income as a performance indicator or cash flow as a liquidity measure. FFO may not be comparable to similar measures employed by other companies. FFO should not be considered as an alternative to net income as an indicator of the Company’s operating performance or as an alternative to cash flows as a measure of liquidity.  In addition to FFO, the Company also discloses FFO before certain items that affect comparability.  Although this non-GAAP measure clearly differs from NAREIT’s definition of FFO, the Company believes it provides a meaningful presentation of operating performance

Net Operating Income (NOI) - Net operating income is a non-GAAP measure equal to revenues from all rental property less operating expenses and real estate taxes. We believe NOI is a useful measure for evaluating operating performance of our real estate assets as well as those held by our unconsolidated equity investments. We believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Net Income / (Loss) from Consolidated Properties: Net Income / (Loss) from Consolidated Properties is a non-GAAP measure equal to NOI less interest, depreciation, impairments and other corporate general administrative expenses related to consolidated properties less income attributable to non-controlling interests. We believe Net Income / (Loss) from Consolidated Properties is a useful measure for evaluating operating performance of our consolidated operating properties. Net Income / (Loss) from Consolidated Properties presented by us may not be comparable to Net Income / (Loss) from Consolidated Properties reported by other REITs that define it differently. We believe that in order to facilitate a clear understanding of our operating results, Net Income / (Loss) from Consolidated Properties should be examined in conjunction with net income as presented in our consolidated financial statements. Net Income / (Loss) from Consolidated Properties should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Whole Loan – An investment in an original mortgage loan instead of a loan comprised of one or more lenders.

Mezzanine Loan – A loan secured by an ownership interest of the entity which owns the property and which is subordinate to a first mortgage loan.

B-Note - A structured junior participation that is part of a first mortgage loan.

Rake Bond – A junior interest in a securitized mortgage loan which has been structured in one or more classes of Collateralized Mortgage Backed Securities (“CMBS”).  Rake bonds are classes of CMBS issued in a transaction that solely relate to one particular mortgage loan.

Accretion of Discount - The increase in the value of an instrument such as a loan which was acquired for an amount less than face value.

SIFMA - Securities Industry and Financial Markets Association Municipal Swap Index

WINTHROP REALTY TRUST INVESTOR INFORMATION

TRANSFER AGENT	INVESTOR RELATIONS

Computershare
Written Requests:
P.O. Box 43078
Providence, RI 02940
phone: 800.622.6757 (U.S., Canada and Puerto Rico)
phone: 781.575.4735 (outside U.S.)

Overnight Delivery:
250 Royall Street
Canton, MA 02021

Internet Inquiries :
Investor Centre™ website at www.computershare.com/investor
Beverly Bergman , VP of Investor Relations Winthrop Realty Trust Beverly Bergman P.O. Box 9507 7 Bulfinch Place, Suite 500 Boston, MA 02114-9507 phone: 617.570.4614 fax: 617.570.4746

ANALYST COVERAGE

Analyst	Firm	Contact Information

Joshua A. Barber	Stifel Nicolaus	(443) 224-1347 jabarber@stifel.com

Ross L. Smotrich	Barclays Capital	(212) 526-2306 ross.smotrich@barcap.com

Jordan Sadler	KeyBanc	(917) 368-2280 jsadler@keybanccm.com

Craig Mailman	KeyBanc	(917) 368-2316 cmailman@keybanccm.com

Winthrop Realty Trust is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Winthrop Realty Trust's performance made by the analyst is theirs alone and does not represent opinions forecasts or predictions of Winthrop Realty Trust or its management. Winthrop Realty Trust does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.